UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2009
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GMAC INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 13, 2009, GMAC Inc. (“GMAC”) announced that its Board of Directors has declared quarterly dividends on each of GMAC’s Fixed Rate Cumulative Perpetual Preferred Stock, Series D-1 and Series D-2; Fixed Rate Perpetual Preferred Stock, Series E; and Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F. GMAC also announced that the Board of Directors of Preferred Blocker Inc. (“Preferred Blocker”), a wholly owned subsidiary of GMAC, has declared quarterly dividends on Preferred Blocker’s Cumulative Perpetual Preferred Stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued July 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC Inc.
(Registrant)

Dated: July 14, 2009	By:	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 14, 2009